LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Collection Period:                         September 1-30, 2002                  Distribution Date:       Oct 15 2002
Determination Date:                        Oct 08 2002                           Report Branch:           2021

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INITIAL DEAL                    TOTAL        CLASS A-1     CLASS A-2       CLASS A-3      CLASS A-4        CLASS A        CLASS B
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
Class Percentages                 100.00%         14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance      250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total         250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                14,337
Class Pass Through Rates                          1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                     0.25000%
Servicing Fee Rate               2.20000%
Indenture Trustee Fee            0.00350%
Custodian Fee                    0.02100%
Backup Servicer Fee              0.02150%
Insurance Premium Fee            0.35000%

Initial Weighted Average
 APR                            14.78400%
Initial Weighted Average
 Monthly Dealer
 Participation Fee Rate          0.00000%
Initial Weighted Average
 Adjusted APR (net of
 Monthly Dealer
 Participation) of
 Remaining Portfolio            14.78400%
Initial Weighted Average
 Remaining Term                     64.00
Initial Weighted Average
 Original Term                      67.00

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CURRENT MONTH CERTIFICATE
 BALANCES                       TOTAL        CLASS A-1     CLASS A-2       CLASS A-3      CLASS A-4        CLASS A        CLASS B
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
BOP:
Total Pool Balance         244,938,019.46  30,589,878.88  75,000,000.00  58,000,000.00  74,000,000.00  237,589,878.88  7,348,140.58
Total Note Balance         244,978,714.76  30,589,878.88  75,000,000.00  58,000,000.00  74,000,000.00  237,589,878.88  7,388,835.88

EOP:
Class Percentages                 100.00%                                                                      97.00%         3.00%
Number of Current Month
 Closed Contracts                     148
Number of Reopened Loans                0
Number of Contracts - EOP          14,044
Total Pool Balance - EOP   240,033,006.30  25,832,016.11  75,000,000.00  58,000,000.00  74,000,000.00  232,832,016.11  7,200,990.19
Total Note Balance - EOP   240,110,931.42  25,832,016.11  75,000,000.00  58,000,000.00  74,000,000.00  232,832,016.11  7,278,915.31

Class Collateral Pool
 Factors                       0.96044373     0.72766243     1.00000000     1.00000000     1.00000000                    0.97052204

Weighted Average APR of
 Remaining Portfolio            14.80267%
Weighted Average Monthly
 Dealer Participation
 Fee Rate                        0.00000%
Weighted Average Adjusted
 APR (net of Monthly
 Dealer Participation)
 of Remaining Portfolio         14.80267%
Weighted Average
 Remaining Term                     62.83
Weighted Average Original
 Term                               66.63

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

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TOTAL DISTRIBUTION AMOUNT                                                                                                 CONTRACTS
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
Monthly Payments:                          Principal                                                      2,338,120.20
                                           Interest                                                       2,936,424.58
Early Payoffs:                             Principal Collected                                            2,147,588.99
                                           Early Payoff Excess Servicing Compensation                            85.16
                                           Early Payoff Principal Net of Rule of 78s Adj.                 2,147,503.83        119
                                           Interest                                                          26,551.04
Liquidated Receivable:                     Principal Collected                                              119,671.30
                                           Liquidated Receivable Excess Servicing Compensation                    0.00
                                           Liquidated Receivable Principal Net of Rule of 78s Adj.          119,671.30         29
                                           Interest                                                             326.16
Cram Down Loss:                            Principal                                                              0.00
Purchase Amount:                           Principal                                                              0.00          0
                                           Interest                                                               0.00
                                                                                       Total Principal    4,605,295.33
                                                                                        Total Interest    2,963,301.78
                                                                          Total Principal and Interest    7,568,597.11
Recoveries                                                                                                  179,700.91
Excess Servicing Compensation                                                                                    85.16
Late Fees & Miscellaneous Fees                                                                               19,056.48
Collection Account Customer Cash                                                                          7,767,439.66
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                                          8,701.34
Servicer Simple Interest Shortfall or (Excess)                                                               30,274.03
Simple Interest Excess to Spread Account                                                                          0.00
Available Funds                                                                                           7,806,415.03

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                                                                                                                    SHORTFALL/DRAW
DISTRIBUTION                                                                               DISTRIBUTION AMOUNT     DEFICIENCY CLAIM
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
                                                                                                      7,806,415.03
Monthly Dealer Participation Fee                                                             0.00     7,806,415.03         0.00
Prior Unpaid Dealer                                                                                   7,806,415.03
  Participation Fee                                                                          0.00
Servicing Fees:                    Current Month Servicing Fee                         449,053.04
                                   Prior Period Unpaid Servicing Fee                         0.00
                                   Late Fees & Miscellaneous Fees                       19,056.48
                                   Excess Servicing Compensation                            85.16
                                                                      Total Servicing
                                                                      Fees:            468,194.68     7,338,220.35         0.00
Senior Strip:                                                                           51,028.75     7,287,191.60         0.00
Indenture Trustee Fee                                                                      714.52     7,286,477.08         0.00
Custodian Fee                                                                            4,286.42     7,282,190.66         0.00
Backup Servicer Fee                                                                      4,388.47     7,277,802.19         0.00
Prior Unpaid Indenture Trustee Fee                                                           0.00     7,277,802.19         0.00
Prior Unpaid Custodian Fee                                                                   0.00     7,277,802.19         0.00
Prior Unpaid Backup Servicing Fee                                                            0.00     7,277,802.19         0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

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                                                                                                                 SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                           DISTRIBUTION AMOUNT            DEFICIENCY CLAIM
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
Class A-1 Note Interest:                   Current Month                    45,341.00         7,232,461.19             0.00
                                           Prior Carryover Shortfall             0.00         7,232,461.19
Class A-2 Note Interest:                   Current Month                   154,375.00         7,078,086.19             0.00
                                           Prior Carryover Shortfall             0.00         7,078,086.19
Class A-3 Note Interest:                   Current Month                   153,458.33         6,924,627.86             0.00
                                           Prior Carryover Shortfall             0.00         6,924,627.86
Class A-4 Note Interest:                   Current Month                   245,618.33         6,679,009.53             0.00
                                           Prior Carryover Shortfall             0.00         6,679,009.53
Class A-1 Note Principal:                  Current Month                 4,757,862.77         1,921,146.76             0.00
                                           Prior Carryover Shortfall             0.00         1,921,146.76
Class A-2 Note Principal:                  Current Month                         0.00         1,921,146.76             0.00
                                           Prior Carryover Shortfall             0.00         1,921,146.76
Class A-3 Note Principal:                  Current Month                         0.00         1,921,146.76             0.00
                                           Prior Carryover Shortfall             0.00         1,921,146.76
Class A-4 Note Principal:                  Current Month                         0.00         1,921,146.76             0.00
                                           Prior Carryover Shortfall             0.00         1,921,146.76
Certificate Insurer:                       Premium                          67,909.34         1,853,237.42             0.00
                                           Reimbursement Obligations             0.00         1,853,237.42
Expenses:                                  Trust Collateral Agent                0.00         1,853,237.42             0.00
                                           Indenture Trustee                     0.00         1,853,237.42             0.00
                                           Custodian                             0.00         1,853,237.42             0.00
                                           Backup Servicer                       0.00         1,853,237.42             0.00
Senior Strip Allocation                                                          0.00         1,853,237.42
Class B Note Interest:                     Current Month                    52,337.59         1,851,928.58             0.00
                                           Prior Carryover Shortfall             0.00         1,851,928.58
Distribution to the Class B Reserve Account                                 51,028.75         1,800,899.83
Distribution (from) the Class B Reserve Account                                  0.00         1,800,899.83
Distribution to (from) the Spread Account                                1,800,899.83                 0.00


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LIQUIDATED RECEIVABLES
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
Liquidated Receivables:                    BOP Liquidated Receivable Principal Balance                      419,389.13
                                           Liquidation Principal Proceeds                                   119,671.30
                                           Principal Loss                                                   299,717.83
                                           Prior Month Cumulative Principal Loss LTD                         60,278.86
                                           Cumulative Principal Loss LTD                                    359,996.69

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STATISTICAL INFORMATION
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               DELINQUENCY STATUS:              # OF CONTRACTS              AMOUNT               % OF TOTAL POOL BALANCE
                           Current                      11,084          188,916,907.22                     78.70%
                         1-29 Days                       2,801           48,486,058.72                     20.20%
                        30-59 Days                         114            1,878,762.84                      0.78%
                        60-89 Days                          43              721,531.45                      0.30%
                       90-119 Days                           2               29,746.07                      0.01%
                  120 Days or More                           0                    0.00                      0.00%
                             Total                      14,044          240,033,006.30                    100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND
EVENT OF DEFAULT THRESHOLDS)

                                                                Trigger    Trigger   Event of Default    Event of
                                                Current Month  Threshold    Event       Threshold         Default
                 AVERAGE DELINQUENCY RATIO        0.72269%       8.00%        NO          10.00%            NO
                   CUMULATIVE DEFAULT RATE          0.19%        3.06%        NO          3.90%             NO
                      CUMULATIVE LOSS RATE          0.06%        1.53%        NO          1.95%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

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STATISTICAL INFORMATION CONTINUED
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         REPOSSESSION STATISTICS:
                                      CERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                                         # OF CONTRACTS       AMOUNT *                                  # OF CONTRACTS     AMOUNT *
            Prior Month Inventory              17           270,720.66          Prior Month Inventory           0              0.00
              Current Month Repos              37           646,361.18            Current Month Repos          16        267,298.15
        Repos Actually Liquidated              11           188,047.60   Repos from Trust Liquidation           0              0.00
  Repos Liquidated at 60+ or 150+               0                 0.00      Repos Actually Liquidated          12        199,419.60
                    Dealer Payoff               0                 0.00                  Dealer Payoff           0              0.00
                 Redeemed / Cured               4            35,224.98               Redeemed / Cured           0              0.00
                  Purchased Repos               0                 0.00                Purchased Repos           0              0.00
          Current Month Inventory              39           693,809.26        Current Month Inventory           4         67,878.55

* The Prior Month Inventory reported
  this month may differ due to Payment
  or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:
                                         # OF CONTRACTS       AMOUNT
Current Month Balance                          29           419,389.13
Cumulative Balance                             33           503,816.49
Current Month Proceeds                                      119,997.46
Cumulative Proceeds                                         144,336.41
Current Month Recoveries                                    179,700.91
Cumulative Recoveries                                       210,614.31

RECEIVABLES LIQUIDATED AT 150 OR MORE
DAYS DELINQUENT, 60 OR MORE DAYS PAST
THE DATE AVAILABLE FOR SALE AND BY
ELECTION:                                                                        CUMULATIVE RECEIVABLES LIQUIDATED AT 150+ AND 60+:
                                             Balance            Units                                   Balance         Units
Prior Month                                    0.00                  0                                   0.00            0.00
Current Trust Liquidation Balance              0.00                  0                                   0.00            0.00
Current Monthly Principal Payments             0.00
Reopened Loan Due to NSF                       0.00                  0
Current Repurchases                            0.00                  0
Current Recovery Sale Proceeds                 0.00                  0
Deficiency Balance of Sold Vehicles            0.00
EOP                                            0.00                  0                                   0.00            0.00

                                        SPREAD ACCOUNT RECONCILIATION
                                                                                              REQUISITE AMOUNT: 19,202,640.50
Total Deposit                                             3,750,000.00
BOP Balance                                               5,787,074.92
Remaining Distribution Amount                             1,800,899.83
Simple Interest Excess to
 Spread Account                                                   0.00
Investment Income                                             6,357.27
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         7,594,332.02

Current Spread Account Release Amount                             0.00

EOP Balance                                               7,594,332.02

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

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STATISTICAL INFORMATION CONTINUED
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
                                       CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                                        SPECIFIED CLASS B RESERVE
                                                                                                         BALANCE:  2,700,371.32
Total Deposit                                                                       2,812,500.00
BOP Balance                                                                         2,755,552.72
Excess Due Class B Reserve From Spread Account                                              0.00
Senior Strip                                                                           51,028.75
Investment Income                                                                       3,710.42
Current Month Draw                                                                             -
EOP Balance Prior to Distribution                                                   2,810,291.89

Class B Reserve Account Release Amount                                                109,920.57

EOP Balance                                                                         2,700,371.32

                                           Class B Principal Payment Amount           109,920.57

                                           Distribution to Certificateholder                0.00


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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 CUMULATIVE LOSS:                                                     CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------------------------------------------------------------------------
   UP TO MONTH                TRIGGER EVENT           EVENT OF DEFAULT      UP TO MONTH         TRIGGER EVENT   EVENT OF DEFAULT
        3                         1.53%                    1.95%                 3                   3.06%           3.90%
        6                         2.76%                    3.50%                 6                   5.53%           7.00%
        9                         3.96%                    4.87%                 9                   7.91%           9.74%
        12                        5.22%                    5.97%                 12                 10.45%          11.94%
        15                        6.12%                    7.04%                 15                 12.24%          14.08%
        18                        6.64%                    7.85%                 18                 13.28%          15.70%
        21                        7.17%                    8.55%                 21                 14.33%          17.10%
        24                        7.65%                    9.14%                 24                 15.30%          18.27%
        27                        8.10%                    9.58%                 27                 16.19%          19.17%
        30                        8.47%                    9.98%                 30                 16.94%          19.97%
        33                        8.77%                   10.32%                 33                 17.54%          20.64%
        36                        9.03%                   10.69%                 36                 18.05%          21.37%
        39                        9.22%                   10.87%                 39                 18.44%          21.74%
        42                        9.36%                   11.06%                 42                 18.73%          22.12%
        45                        9.47%                   11.17%                 45                 18.95%          22.34%
        48                        9.59%                   11.28%                 48                 19.18%          22.56%
        51                        9.63%                   11.32%                 51                 19.26%          22.63%
        54                        9.66%                   11.39%                 54                 19.33%          22.78%
        57                        9.70%                   11.42%                 57                 19.40%          22.85%
        60                        9.70%                   11.42%                 60                 19.40%          22.85%
        63                        9.70%                   11.42%                 63                 19.40%          22.85%
        66                        9.70%                   11.42%                 66                 19.40%          22.85%
        69                        9.70%                   11.42%                 69                 19.40%          22.85%
        72                        9.70%                   11.42%                 72                 19.40%          22.85%
--------------------------------------------------------------------------------------------------------------------------------

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AVERAGE DELINQUENCY RATIO:                                        TRIGGER EVENT                        EVENT OF DEFAULT
-----------------------------------------------------------------------------------------------------------------------
As of any Determination Date                                          8.00%                                10.00%
-----------------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
-------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-------------------------------------------
Maureen E. Morley
Vice President and Controller